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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 8, 2001


                             ADEPT TECHNOLOGY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          CALIFORNIA                                0-27122                              94-2900635
(STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                     (IRS EMPLOYER
        INCORPORATION)                                                               IDENTIFICATION NO.)

          150 ROSE ORCHARD WAY
          SAN JOSE, CALIFORNIA                                          95134
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (408) 432-0888

                                      NONE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

     This report is being filed by the Registrant to announce that it has filed a second amendment to its registration statement filed with the Securities and Exchange Commission on October 26, 2000 for a proposed public offering of 2,000,000 shares of its common stock. The press release issued by the Registrant relating to the second amendment to the registration statement is filed as
Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          The following exhibit is filed with this report on Form 8-K:

          Exhibit No.                              Description
          -----------                              -----------
          99.1             Press Release of the Registrant issued on February 8, 2001.

                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ADEPT TECHNOLOGY, INC.



Date:  February 8, 2001                By: /s/ Michael W. Overby
                                           -----------------------------
                                           Michael W. Overby
                                           Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit No.                              Description
-----------                              -----------
  99.1           Press Release of the Registrant issued on February 8, 2001.